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                        TRUSTEE'S DISTRIBUTION STATEMENT

                        TO THE HOLDERS OF:          96-DHC-1
                        The Bank of New York, as Trustee under the
                        Lehman Corporate Bond Backed

                        CUSIP NUMBER:               219-87J-AB7

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in accordance with the Standard Terms and Conditions of Trust, The Bank of New
York, as trustee submits the following cash basis statement for the period
ending :                                                                                                      June 1, 1998

INTEREST ACCOUNT
Balance as of             December 19, 1997                                                                              0
      Schedule Income received on securities......................................................                  533375
      Unscheduled Income received on securities...................................................                       0
      Schedule Interest received from Swap Counterparty...........................................                       0
      Unscheduled Interest received from Swap Counterparty........................................                       0
      Interest Received on sale of Securties......................................................                       0
LESS:
      Distribution to Beneficial Holders..............................................              533375
      Distribution to Swap Counterparty...............................................                   0
      Trustee Fees....................................................................                   0
      Fees allocated for third party expenses.........................................                   0
Balance as of              February 2, 1998                                             Subtotal                         0


PRINCIPAL ACCOUNT
Balance as of                August 1, 1998                                                                              0
      Scheduled Principal payment received on securities.........................................                        0
      Principal received on sale of securities...................................................                        0
LESS:
      Distribution to Beneficial Holders..............................................                   0
      Distribution to Swap Counterparty...............................................                   0
Balance as of              February 2, 1998                                             Subtotal                         0
                                                                                        Balance                          0

                         UNDERLYING SECURITIES HELD AS OF:                  February 2, 1998

Principal                                   Title of Security
Amount                                      DAYTON HUDSON CORPORATION
            12550000                        CUSIP# : 293-753-BP0

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